UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

May 21, 2015

LEXMARK INTERNATIONAL, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	1-14050	06-1308215
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Lexmark Centre Drive
740 West New Circle Road
Lexington, Kentucky 40550
(Address of Principal Executive Offices) (Zip Code)

(859) 232-2000
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.  Completion of Acquisition or Disposition of Assets.

On May 21, 2015, Lexmark International, Inc., a Delaware corporation (“Lexmark”), completed its acquisition of Kofax Limited, a Bermuda exempted company (“Kofax”), pursuant to the terms of an Agreement and Plan of Merger (the "Merger Agreement"), dated as of March 24, 2015, by and among Lexmark International Technology, S.A., a Switzerland joint stock company and wholly-owned subsidiary of Lexmark (“LITSA”), Ariel Investment Company, Ltd., a Bermuda exempted company and a wholly owned subsidiary of LITSA ("Merger Sub"), Lexmark and Kofax.  Pursuant to the Merger Agreement, Lexmark acquired Kofax through the merger of Merger Sub with and into Kofax, with Kofax continuing as the surviving company in the merger (the "Merger").

Pursuant to the Merger Agreement, Lexmark paid eleven dollars ($11.00) per share in cash to acquire all issued and outstanding common shares, par value $0.001 per share, of Kofax for a total enterprise value of approximately $1 billion.

The foregoing description of the Merger Agreement is only a summary, does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which was filed as Exhibit 2.1 to Lexmark’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2015, and is incorporated herein by reference.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On May 21, 2015, Lexmark announced that Mr. Scott T.R. Coons, Lexmark Vice President and President of Enterprise Software, has decided to retire, effective as of July 31, 2015 (the “Retirement Date”). Mr. Reynolds C. Bish, CEO of Kofax, will succeed Mr. Coons as President of Lexmark’s Enterprise Software, effective immediately.  Mr. Coons will assist in the leadership transition until his Retirement Date.

Item 8.01.  Other Events.

The text of the press release announcing the acquisition of Kofax and Enterprise Software leadership change is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(a)           Financial Statements of Businesses Acquired.

The financial statements required by this Item 9.01(a) have not been included with this filing and will be filed by amendment to this Current Report on Form 8-K not later than 71 calendar days after the date on which this Current Report on Form 8-K is required to be filed.

(b)           Pro Forma Financial Information.

The pro forma financial information required by this Item 9.01(b) has not been included with this filing and will be filed by amendment to this Current Report on Form 8-K not later than 71 calendar days after the date on which this Current Report on Form 8-K is required to be filed.

(d)	Exhibits
	Exhibit No.	Description of Exhibit
	99.1	Press Release issued by Lexmark, dated May 21, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Lexmark International, Inc.
(Registrant)

May 21, 2015

By: /s/ Robert J. Patton
Robert J. Patton
Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
99.1	Press Release issued by Lexmark, dated May 21, 2015